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                                                                     EXHIBIT 4.1

[Form of face]

[Logo]
COMMON STOCK
United PanAm Financial Corp.
COMMON STOCK
NUMBER
UPFC-
SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP  911301  10  9
THIS CERTIFIES THAT
is the Owner of:
FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR
VALUE, OF
United PanAm Financial Corp.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
[signature image]
Chairman
[Seal image]
[signature image]
Secretary
COUNTERSIGNED AND REGISTERED:
U.S. STOCK TRANSFER CORPORATION
TRANSFER AGENT
AND REGISTRAR
BY
AUTHORIZED OFFICER



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[Form of back]

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with the right of survivorship and not as tenants in common
UNIF GIFT MIN ACT________Custodian________
                  (Cust)         (Minor)
under Uniform  Gifts to Minors
Act_________
    (State)
UNIF TRF MIN ACT- ________ Custodian________ (until age_______)
                 (Cust)
__________under Uniform Transfers
(Minors)
to Minors Act________________
               (State)
Additional abbreviations may also be used though not in the above list.
For Value Received, ______hereby sell, assign, and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE_____________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE
OF ASSIGNEE)
Shares of Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint_____________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated___________________________
SIGNATURE(S) GUARANTEED
X________________________________
X________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
By_______________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (Banks, Stockbroker, Savings and Loan Associations and Credit Unions) WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.